EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
EARNINGS PER SHARE
EARNINGS PER SHARE

30          EARNING PER SHARE

The net earnings per ordinary share were determined based on the net income attributable to equity holders of the Group as follows:

	2020	2019	2018

Net income attributable to equity holders of Credicorp (in thousands of Soles)	346,894	4,265,304	3,983,865

Number of stock
Ordinary stock, note 18(a)	94,382,317	94,382,317	94,382,317
Less – opening balance of treasury stock	(14,872,164)	(14,883,274)	(14,902,008)
Acquisition of treasury stock, net	(99,716)	(9,737)	(3,015)
Weighted average number of ordinary shares for basic earnings	79,410,437	79,489,306	79,477,294
Plus - dilution effect - stock awards	212,438	194,213	209,128
Weighted average number of ordinary shares adjusted for the effect of dilution	79,622,875	79,683,519	79,686,422

Basic earnings per share (in Soles)	4.37	53.66	50.13
Diluted earnings per share (in Soles)	4.36	53.53	49.99